EXHIBIT 10.57

Neutral Tandem, Inc.
Master Service Agreement	Confidential

This MASTER SERVICE AGREEMENT (the “Agreement”) is entered into on the Effective Date by and between Neutral Tandem, Inc. (together with its affiliates providing Services, “Carrier”), a Delaware corporation with its principal place of business located at 2 North LaSalle Street Suite 1615, Chicago, IL 60602 and T-Mobile USA, Inc., a Delaware corporation with its principal place of business located at 12920 SE 38th St., Bellevue, WA 98006 (together with its affiliates, “Customer” or “T-Mobile”). For purposes of this Agreement, Carrier and Customer are referred to individually as a “Party” and collectively as the “Parties”. Customer is responsible for the usage of its affiliates traffic sent over Customer’s trunk groups.

Services

Carrier will provide transit and access services to Customer under this Agreement. Carrier agrees to provide those Services set forth herein in accordance with these terms and conditions and any Service Order (defined below) attached hereto. Customer may request Service Order(s) from Carrier for additional markets. Once agreed, Customer and Carrier will mutually execute the Service Order Exhibit, which will become incorporated into this Agreement once both Parties have signed the Service Order Exhibit. For Customer, only a Vice President has authority to execute Service Order Exhibits. This Agreement shall not be construed to require Customer to route originating traffic over Services provided by Carrier. Carrier shall ensure its Services comply with all applicable laws and regulations and that it has obtained any required or advisable authorizations. In the case of an inconsistency or conflict, the governing order of precedence shall be (1) this Agreement, (2) the applicable Service Order (unless the Service Order specifically states that Service Order terms shall supersede the terms and conditions of this Agreement), and (3) the applicable Tariff.

Term

The term of this Agreement shall be for two (2) years and will automatically renew for successive one month periods, unless terminated by written notice by either party no less than 30 days prior to the end of the initial term or any renewal term.

Rater and Rate Guarantee

The initial rates provided to Customer are set forth in the applicable purchase order for Service (“Service Order”). The monthly recurring transit and access rates set forth in such Service Orders will not increase during the initial term of the Agreement.

Cancellation /Default

Carrier may, with prior written notice, discontinue Service or cancel an application for services without any liability for any of the following reasons: (a) non-payment by Customer of undisputed amounts that is not corrected within 10 days’ of receiving written notice, or the failure to comply with any other material term or condition that is not corrected within 30 days’ of receiving written notice; (b) a violation by Customer of any law, rule or regulation of any governing authority having jurisdiction over this service; (c) prohibition against Carrier furnishing services by court or government authority having jurisdiction over this service; or, (d) if Carrier determines that the Customer has manipulated, changed, or in anyway intentionally and fraudulently modified traffic line records, including the Calling Party Number (CPN) or Automatic Number Identification (ANI). Customer may, with prior written notice, terminate Service without liability of any kind upon thirty (30) days written notice to Carrier.

Payment and Billing

Customer shall make all payments due in United States Dollars within thirty calendar days of the date of receipt of Carrier’s invoice (“Due Date”). If any undisputed amount due under this Agreement is not received by the Due Date, in addition to its other remedies available hereunder, Carrier may in its sole discretion impose a late payment charge of the lower of [***] per month or the highest rate legally permissible (such late charge shall be payable upon demand by Carrier). Customer hereby authorizes Carrier to make any investigations of credit worthiness of Customer that Carrier reasonably deems necessary. The charges set forth in any Service Order do not include any taxes or governmental charges. Customer will pay all these additional amounts, excluding any taxes based upon Carrier’s property, net income or gross receipts, except to the extent a valid exemption certificate is provided to Carrier.

Customer Obligations

Customer agrees that it will: (a) prepare Customer site for and accept delivery of any equipment before the requested service start date; (b) provide reasonable access for Carrier to install, maintain, or remove any equipment; (c) not resell Carrier service in any manner without prior written consent; (d) allow Carrier to share necessary Customer information with other carriers for the sole purpose of providing Service; (c) use Carrier service in accordance with all applicable laws and regulations; (f) accept terminating traffic properly bound for Customer (e.g. LNP dip accomplished) from Carrier within 30 days of notice from Carrier that the connection with Carrier is operational; (g) allow the addition of facilities to sufficiently trunk the network for two way traffic volumes consistent with mutually agreed upon network standards for call blocking: (h) send to Carrier only Authorized Transit and Access Services (“Services”), as defined in Carrier Tariffs, and shall not terminate non-Authorized traffic to Carrier, including, but not limited to: 911, 411, 976, 311, 611, 500, 950, 700, Directory Assistance, 0+ local; and, (i) not change, manipulate, or in any way intentionally and fraudulently modify traffic line records, including the CPNI or ANI) and that it will pay the highest tariff rate if determined by Carrier if such has occurred.

Carrier Obligations

Carrier shall provide Customer with advance written notice (at least two weeks) of each telecommunications carrier added to Carrier’s network and provide Customer with code routing lists both at the time the new carrier is added to the network and when LERG updates are issued. Carrier shall be responsible for and manage the trunk groups between Customer and Carrier. Carrier shall design and manage the trunk groups with sufficient capacity so that all of Customer’s Authorized Transit and Access Services traffic passes to Carrier without blocking. Carrier will not accept or be liable for the transmission of non-Authorized traffic. Customer will indemnify Carrier against any and all charges levied by any third party telecommunications carrier, for termination related to Customer traffic. Customer and Carrier will bill their respective portions of the charges directly to originating carriers, and neither the Customer nor

______________________________________________________________________________________________4/12/2004

1

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem, Inc.
Master Service Agreement	Confidential

Carrier will be required to function as a billing intermediary, e.g. clearinghouse. Customer agrees not to charge Carrier for interconnection associated with this service, including port cost, termination charges, or installation fees, or for any third-party originated or terminated traffic sent between Customer and Carrier.

Indemnification by Carrier

Carrier hereby agrees to indemnify, defend and hold harmless Customer and its affiliates, and their respective employees, officers, directors and agents (collectively, “Entities”) from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties and disbursements (collectively, “Claims”), to the extent any such Claim is asserted by a third party against the Entities, directly or indirectly, by reason of or resulting from any material Carrier failure to perform an obligation under this Agreement or any action or inaction of Customer or its employees or agents that is illegal or constitutes gross negligence or intentional misconduct.

Disputes

If notice of a dispute as to charges is not received in writing, by Carrier, within [***] days after the date of invoice, such invoice shall be deemed to be correct and binding upon Customer. Carrier shall not bill Customer for charges incurred more than [***] days prior to the date the invoice is received by Customer. If Customer disputes and does not pay any portion of a Carrier invoice, Customer must timely pay the undisputed portion of the invoice and submit a written description for the disputed amount.

Changes

No changes or modification to these terms and conditions shall be effective unless agreed to by a duly authorized officer of both Parties either by initials or by proper amendment.

DISCLAIMER OF LIABILITY.

NEITHER PARTY, NOR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR ASSIGNS, SHALL BE LIABLE TO THE OTHER OR ANY THIRD PARTY, INCLUDING THEIR OWN CUSTOMERS OR END USERS, FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, CONSEQUENTIAL, OR OTHER INDIRECT DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, LOSS OF BUSINESS OR ANY OTHER PECUNIARY LOSS, ARISING IN ANY WAY OUT OF OR UNDER THIS AGREEMENT, WHETHER IN TORT, CONTRACT OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

DISCLAIMER OF WARRANTIES. CARRIER WARRANTS THAT THE SERVICES, MATERIALS AND EQUIPMENT HEREUNDER WILL BE PROVIDED IN A PROCESSIONAL AND WORKMANLIKE MANNER, AND WILL COMPLY WITH THE TERMS OF THIS AGREEMENT. CARRIER MAKES NO WARRANTY TO CUSTOMER, OR TO ITS OWN CUSTOMERS, END USERS, OR ANY OTHER PERSON, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, LACK OF VIRUSES,

ACCURACY OR COMPLETENESS OF RESPONSES OR RESULTS, TITLE, NONINFRINGEMENT, QUIET ENJOYMENT OR QUIET POSSESSION.

No License

No licenses will be deemed to have been granted hereunder to any intellectual property rights, except as otherwise expressly authorized in this Agreement.

Independent Contractor

The Parties are separate and independent legal entities, and independent contractors as to each other. Nothing contained in this Agreement shall be deemed to constitute either Party an agent, representative, partner, joint venturer or employee of the other Party for any purpose.

Assignment

Neither Party may assign or otherwise transfer all or a portion of its rights or obligations under this Agreement without prior written consent of the other Party, which consent shall not be unreasonably conditioned, withheld or delayed, except that either Party may assign this Agreement without consent to any affiliate or any party acquiring substantially all the assets of the Party.

Notice

All notices required under this Agreement shall be given in writing and either hand delivered or delivered by a nationally recognized overnight courier, postage paid, to the addresses set forth:

Neutral Tandem, Inc.

Two North LaSalle Street, Suite 1615

Chicago, IL 60602

Attn: Legal Department

T-Mobile USA, Inc.

12920 SE 38th St.

Bellevue, WA 98006

Attn: General Counsel

Notices will be deemed received on the date of hand delivery or at the time of delivery confirmation after being deposited with a nationally recognized overnight courier, postage paid.

Monitoring, Maintenance and Repair

Carrier shall perform all monitoring and coordinating of all testing, maintenance, and repair functions on the Services within the Carrier Network twenty-four (24) hours per day, seven days (7) per week with the objective of causing the Services to perform in compliance with the Technical Specifications. Upon receiving a trouble call or system alarm, Carrier shall immediately commence coordinating efforts to effect appropriate repairs and restore service. Carrier shall respond within [***] from such trouble call or system alarm. Carrier planned maintenance activity will occur in the maintenance window (11 pm to 5 am local time), providing Customer a minimum of [***] advanced notification.

________________________________________________________________________________________________4/12/2004

2

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem, Inc.
Master Service Agreement	Confidential

Trunking, Forecasting-, Traffic Monitoring and Provisioning

Customer reserves the right to direct Carrier to establish its interconnection trunk groups between Customer and Carrier as [***] without charge. Carrier shall monitor trunk utilization and provide to the Customer nonbinding quarterly forecasts of trunking quantities for the next year. In the event that traffic exceeds the trunking capacity installed, Customer originating traffic takes priority over Customer terminating traffic. As the Carrier adds additional Customers to their network, routing instructions will be provided at a minimum 2 week prior to any change in traffic.

Service Interruptions

In the case of a Service Outage, Carrier shall give priority to [***].

Miscellaneous

If any provision of this Agreement is invalid or unenforceable under applicable law, that provision shall be ineffective only to the extent of such invalidity, without affecting the remaining parts of the provision or the remaining provisions of this Agreement. The Parties agree to negotiate any such invalid or unenforceable provision to the extent necessary to render such part valid and enforceable. If Carrier makes any changes to the Tariff that affects Customer, Customer, as its sole remedy, may discontinue the affected Service without liability by providing Carrier with written notice of discontinuance and by paying all charges incurred up to the time of Service discontinuance. The Parties agree that this Agreement shall be governed by, interpreted and construed in accordance with the laws of the State of Colorado without regard to choice of law principles. The Tariff is available at: www.neutraltandem.com. The failure of either party to give notice of default or to enforce or insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of the default or of any term or condition of this Agreement. This Agreement comprises the complete and exclusive statement of the agreement of the parties and supersedes all previous statements, representations, and agreements, oral or written, concerning the subject matter hereof. The Parties agrees to keep this Agreement together any Service Orders confidential and not to disclose the pricing or other terms to any third party nor use the other Party’s trademarks, trade names or other proprietary marks in any manner nor issue any press release of any kind without the prior written consent of the other Party. The terms and conditions of this Amendment shall become effective as of the date of signature of the last party to sign (“Effective Date”). This Agreement may be executed in counterparts, each of which is to be an original, but such counterparts will together constitute but one and the same document.

IN WITNESS WHEROF, the parties hereto have duly executed this Master Service Agreement as of the day, month, and year last set forth below.

Neutral Tandem, Inc.:

/s/ John Barnicle

Signature

John Barnicle

Name

C.O.O

Title

4/23/04

Date

T-Mobile USA, Inc.

/s/ Dave Mayo

Signature

Dave Mayo

Name

Vice President, Finance & Planning Engineering & Technical Operations

Title

4/13/04

Date

________________________________________________________________________________________________4/12/2004

3

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem

Service Order – Pricing Attachment Sheet

Service Order Exhibit 1 — Chicago Market

Service Description and Pricing

Chicago Market Pricing — ONLY

Transit Service

Neutral Tandem Transit Service is defined as a local or intraLATA call that [***]. All transit fees are charged to the originating LSP. The MSA Rate shall apply to all T-Mobile traffic.

Recurring Charges

Tandem Switching Charges (per minute of use)	Tariff Rate	MSA Rate
- First 10,000,000 minutes	[***]	[***]
- Next 15,000,000 minutes	[***]	[***]
- All minutes above 25,000,000	[***]	[***]

Optional LNP Query Charges	Tariff Rate	MSA Rate
Per LNP Query	[***]	[***]

Dedicated Transport Charges	Tariff Rate	MSA Rate
Per DS1 (1st Five Miles)	[***]	[***]
Per DS1 (Each Additional Mile)	[***]	[***]

Trunk Group(s)	[***]	[***]
Each Additional Trunk Routing request to different MSCs in the same MTA	[***]	[***]

Non-Recurring Charges

	Tariff Rate	MSA Rate
Service Order Fee	[***]	[***]

Install Charge	[***]	[***]

4/12/2004	1

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem

Service Order – Pricing Attachment Sheet

Service Description and Pricing

Chicago Market Pricing – ONLY

Access Service

Access Service is defined as any interLATA call that [***]. The LSP will be assessed Access Service charges by Neutral Tandem only when it originates an Access Service call to Neutral Tandem for an off-net IXC. The MSA Rate shall apply to all T-Mobile traffic.

Recurring Charges

Tandem Switching	Tariff Rate	MSA Rate
Tandem Switching Charge (Per minute of use)	[***]	[***]

Option Query Charges
LNP Query (per query)	[***]	[***]
Toll Free Query (per query)	[***]	[***]

Dedicated Transport Charges	Tariff Rate	NBA Rate

Per DST (1st Five Miles)	[***]	[***]
Per DS1 (Each Additional Mile)	[***]	[***]

Trunk Group (1st Trunk Group)	[***]	[***]
Each Additional Trunk Group	[***]	[***]

Dedicated Port Charge	[***]	[***]

Blocked Call Charge	Tariff	MSA Rate
Blocked Call (per call)	[***]	[***]

Non-Recurring Charges
	Tariff Rate	MSA Rate
Service Order Fee	[***]	[***]
Reconfiguration Charge	[***]	[***]
Install Charge	[***]	[***]

Neutral Tandem, Inc.

/s/ John Barnicle
Signature

John Barnicle

Name

C.O.O.

Title

4/23/04
Date

4/12/2004	2

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem

Service Order – Pricing Attachment Sheet

T-Mobile USA, Inc.

/s/ Dave Mayo
Signature

Dave Mayo
Name

Vice President, Finance & Planning Engineering & Technical Operations
Title

4/13/04
Date

4/12/2004	3

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem	May 16, 2007
Service Order – Pricing Attachment Sheer

Service Description and Pricing for T-Mobile

Valid for all Neutral Tandem markets in Alabama served by AT&T (fka Bell South)

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that originates from a designated LSP and terminates to authorized codes designated by Neutral Tandem.

All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem MSA Rate (per minute of use)
All local transit minutes	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per Ds1 (1st Five Miles)	[***]
Per Ds1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature /s/ Dave Mayo

Name (Printed) Dave Mayo

Title Vice President, Finance & Planning Engineering & Technical Operations	Date 5/29/07

Initials:

Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order.

Neutral Tandem Confidential	1

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem	February 7, 2007
Service Order – Pricing Attachment Sheet

Service Order – Pricing Attachment for T-Mobile

Valid for all Neutral Tandem markets in Arizona served by Qwest

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that [***]. All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

*Monthly Mobile to Land Traffic	Local Transit Rate (per minute of use)	IntraLATA Toll Transit Rate (per minute of use)
All Transit Minutes	[***]	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges	MRC	MRC
Per Ds1 (1st Five Miles)	[***]	[***]
Per Ds1 (Each Additional Mile)	[***]	[***]

Trunk Group (1st Trunk Group)	[***]	[***]
Each Additional Trunk Group	[***]	[***]

Non-Recurring Charges

	MRC	MRC
Service Order Fee	[***]	[***]
Reconfiguration Charge	[***]	[***]
Install Charge	[***]	[***]

Customer Information

Signature /s/ Dave Mayo
Name (Printed) Dave Mayo
Title Vice President, Finance & Planning Engineering & Technical Operations	Date 2/09/07

Initials:
Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order.

Neutral Tandem Confidential

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem

Service Order – Pricing Attachment Sheet

Service Description and Pricing for T-Mobile

Atlanta

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that [***]. All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem MSA Rate (per minute of use)
First 10,000,000 minutes-Local	[***]
Next 15,000,000 minutes-Local	[***]
All minutes above 25,000,000-Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per Ds1 (1st Five Miles)	[***]
Per Ds1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges
Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information
Signature /s/ Dave Mayo
Name (Printed) Dave Mayo
Title Vice President, Finance & Planning Engineering & Technical Operations	Date 9/16/05

Initial:
	T-Mobile (Customer)	Neutral tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order.

Neutral Tandem Confidential	7/29/2005	Page 1

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem

Service Order – Pricing Attachment Sheet Addendum

Service Description and Pricing for T-Mobile

Valid for all Neutral Tandem markets in California served by AT&T (formerly SBC) and Verizon

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that originates from a designated service provider (LSP) and terminates to authorized codes designated by Neutral Tandem. All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Promotional Rate* AT&T/SBC/PacBell Rate Centers	Neutral Tandem MSA Rate
Verizon Rate Centers
Setup per Call	[***]	[***]
Setup per Completed Message	[***]	[***]
Per Minute	[***]	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges	MRC
Per Ds1 (1st Five Miles)	[***]
Per Ds1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

MRC
Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature /s/ Dave Mayo

Name (Printed) Dave Mayo

Title Vice President, Finance & Planning Engineering & Technical Operations	Date 5/15/07

Initials:

* Transit Rate reflects a one-time, Promotional Rate made available to customers for so long as Customer is billed a Setup per Completed Message, and Holding Time per MOU of $ [***] and $ [***]; respectively by SBC in California. In the event the transit rate billed by SBC in California to Customer increases, the rate charged by Carrier to Customer shall increase by an equal amount less a [***] discount from the new transit rate, which shall be no lower than the current rates provided in this service description.

Offer expires thirty (30) days from the date listed on the Service Order.

Neutral Tandem Confidential	5/14/2007	Page 1

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem	11/30/2005
Service Order – Pricing Attachment Sheet

Service Description and Pricing for T-Mobile

Cincinnati, OH

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that [***]. All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem MSA Rate (per minute of use)
First 10,000,000 minutes-Local	[***]
Next 15,000,000 minutes-Local	[***]
All minutes above 25,000,000-Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per Ds1 (1st Five Miles)	[***]
Per Ds1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature /s/ Greg Cisewski
Name (Printed) Greg Cisewski
Title Vice President-Central	Date 12/19/05

Initial:
	T-Mobile (Customer)	Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order.

Neutral Tandem Confidential

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem

Service Order – Pricing Attachment Sheet

Service Order Exhibit 4 — Cleveland

Service Description and Pricing

Cleveland Market Pricing — ONLY

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that [***]. All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Tandem Switching Charges (per minute of use)	Tariff Rate	MSA Rate
- First 10,000,000 minutes	[***]	[***]
- Next 15,000,000 minutes	[***]	[***]
- All minutes above 25,000,000	[***]	[***]

Optional LNP Query Charges	Tariff Rate	MSA Rate
Per LNP Query	[***]	[***]

Dedicated Transport Charges	Tariff Rate	MSA Rate
Per Ds1 (1st Five Miles)	[***]	[***]
Per Ds1 (Each Additional Mile)	[***]	[***]

Trunk Groups	[***]	[***]
Each Additional Trunk Routing request to different MSCs in the same MTA	[***]	[***]

Non-Recurring Charges

	Tariff Rate	MSA Rate
Service Order Fee	[***]	[***]

Install Charge	[***]	[***]

Revised 12/29/2004	1

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem

Service Order – Pricing Attachment Sheet

Neutral Tandem, Inc.:

/s/ David A. Lopez
Signature

David A. Lopez
Name

SVP
Title

1/3/05
Date

T-Mobile USA, Inc.

/s/ Greg Cisewski
Signature

Greg Cisewski
Name

Vice President Engineering and Operations, Central Region
Title

Date

Revised 12/29/2004	1

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem	June 12, 2007
Service Order – Pricing Attachment Sheet

Service Description and Pricing for T-Mobile

Valid for all Neutral Tandem markets in Colorado served by Qwest

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that originates from a designated LSP and terminates to authorized codes designated by Neutral Tandem. All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem MSA Rate in Qwest Regions (per minute of use)
All local transit minutes	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature /s/ Dave Mayo

Name (Printed) Dave Mayo

Title Vice President, Finance & Planning Engineering & Technical Operations	Date 6/21/07

Initials:
Neutral Tandem (Carrier

Offer expires thirty (30) days from the date listed on the Service Order

Neutral Tandem Confidential

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem	2/6/2007
Service Order – Pricing Attachment Sheet

Service Description and Pricing for T-Mobile

Valid for all Neutral Tandem markets in Washington, D.C., Maryland, and Virginia served by Verizon

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that [***]. All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

*Neutral Tandem Local Transit Rate (Per Minute of Use
Monthly Transit MOU Volume	Washington, D.C.	Suburban Maryland	Northern Virginia
First 10,000.000 minutes-Local	[***]	[***]	[***]
Next 15,000,000 minutes-Local	[***]	[***]	[***]
All minutes above 25,000,000-Local	[***]	[***]	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

None-Recurring Charges

Service Order Fee	[***]

Neutral Tandem Confidential

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature /s/ Dave Mayo

Name (Printed) Dave Mayo

Title Vice President, Finance & Planning Engineering & Technical Operations	Date 2/09/07

Initials:

                    Neutral Tandem (Carrier

Offer expires thirty (30) days from the date listed on the Service Order

Neutral Tandem Confidential

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem

Service Order – Pricing Attachment Sheet

Service Description and Pricing (Replacing Prior Service Order Exhibit 2 – Detroit Michigan)

Detroit Market Pricing — ONLY

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that [***]. All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Promotional Rate* (per minute of use)
First 10,000,000 minutes	[***]
Next 15,000,000 minutes	[***]
All minutes above 25,000,000	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per Ds1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature /s/ Dave Mayo

Name (Printed) Dave Mayo

Title Vice President, Finance & Planning, Engineering and Operations	Date 4/20/05

Initials:

* Transit Rates reflect a one-time, Promotional rate made available to Customer for so long as Customer is billed an equivalent rate by SBC in Michigan. In the event the transit rate billed by SBC in Michigan to Customer increases, the rate charged by Carrier to Customer shall increase by an equal amount less a [***] discount from the new transit rate, which shall be no lower than [***].

Offer expires thirty (30) days from the date listed on the Service Order

Neutral Tandem Confidential	4/19/2005

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem	February 6, 2007
Service Order – Pricing Attachment Sheet

Service Description and Pricing for T-Mobile Florida

Valid for all Neutral Tandem markets in Florida served by EMBARQ

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that [***] . All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes-Local	[***]
Next 15,000,000 minutes-Local	[***]
All minutes above 25,000,000-Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per Ds1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges
Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature /s/ Dave Mayo

Name (Printed) Dave Mayo

Title Vice President, Finance & Planning Engineering & Technical Operations	Date 2/09/07

Initials:

Offer expires thirty (30) days from the date listed on the Service Order

Neutral Tandem Confidential	Page 1

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem	11/29/2005
Service Order – Pricing Attachment Sheet

Service Description and Pricing for T-Mobile

Indianapolis, IN

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that [***]. All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem MSA Rate in Qwest Regions (per minute of use)
First 10,000,000 minutes-Local	[***]
Next 15,000,000 minutes-Local	[***]
All minutes above 25,000,000-Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per Ds1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature /s/ Greg Cisewski

Name (Printed) Greg Cisewski

Title Vice President – Central	Date 12/19/05

Initial:
	T-Mobile (Customer)	Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order

Neutral Tandem Confidential

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem

Service Order – Pricing Attachment Sheet

Service Description and Pricing for T-Mobile

Los Angeles, California

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that [***]. All transit charges below are charged to the originating LSP.

Recurring Charges

Transit Service	Neutral Tandem MSA Rate* SBC/PacBell Rate Centers	Neutral Tandem MSA Rate Verizon Rate Centers
Setup per Call	[***]	[***]
Setup per Completed Message	[***]	[***]
Per Minute	[***]	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per Ds1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges
Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature /s/ Dave Mayo

Name (Printed) Dave Mayo

Title Vice President, Finance & Planning Engineering & Technical Operations	Date 7/25/05

Initial:

* Transit Rates reflect a one-time, Promotional rate made available to Customer for so long as Customer is billed A Setup per Completed Message, and Holding Time per MOU of [***], and [***] respectively by SBC in California. In the event the transit rate billed by SBC in California to Customer increases, the rate charged by Carrier to Customer shall increase by an equal amount less a [***] discount from the new transit rate, which shall be no lower than the current rates provided in this service description.

Offer expires thirty (30) days from the date listed on the Service Order

Neutral Tandem Confidential	7/14/2005	Page 1

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem	February 6, 2007
Service Order – Pricing Attachment Sheet

Service Description and Pricing for T-Mobile

Valid for all Neutral Tandem markets in Massachusetts served by Verizon

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that [***]. All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem MSA Rate (per minute of use)
First 10,000,000 minutes	[***]
Next 15,000,000 minutes	[***]
All minutes above 25,000,000	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per Ds1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature /s/ Dave Mayo

Name (Printed) Dave Mayo

Title Vice President, Finance & Planning Engineering & Technical Operations	Date 02/09/07

Initial:

                Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order

Neutral Tandem Confidential	1

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem

Service Order – Pricing Attachment Sheet

Service Order Exhibit 3 — Milwaukee

Service Description and Pricing

Milwaukee Market Pricing — ONLY

Transit Service

Neutral Tandem Transit Service is defined as a local or intraLATA call that [***]. All transit fees are charged to the originating LSP. The MSA Rate shall apply to all T-Mobile traffic.

Recurring Charges

Tandem Switching Charges (per minute of use)	Tariff Rate	MSA Rate
- First 10,000,000 minutes	[***]	[***]
- Next 15,000,000 minutes	[***]	[***]
- All minutes above 25,000,000	[***]	[***]

Optional LNP Query Charges	Tariff Rate	MSA Rate
Per LNP Query	[***]	[***]

Dedicated Transport Charges	Tariff Rate	MSA Rate
Per DS1 (1st Five Miles)	[***]	[***]
Per DS1 (Each Additional Mile)	[***]	[***]

Trunk Group(s)	[***]	[***]
Each Additional Trunk Routing request to different MSCs in the same MTA	[***]	[***]

Non-Recurring Charges
	Tariff Rate	MSA Rate
Service Order Fee	[***]	[***]
Install Charge	[***]	[***]

Revised 9/22/2004	1

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem

Service Order – Pricing Attachment Sheet

Neutral Tandem, Inc.:

/s/ John Barnicle
Signature

John Barnicle
Name

President & COO
Title

9/29/04
Date

T-Mobile USA, Inc.

/s/ Greg Cisewski
Signature

Greg Cisewski
Name

Vice President, Engineering and Operations — Central Region
Title

Date

Revised 9/22/2004	2

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem

Service Order – Pricing Attachment Sheet

Service Description and Pricing for T-Mobile

Minneapolis

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that [***]. All transit charges are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)	Neutral Tandem Toll Transit Rate (per minute of use)
First 10,000,000 minutes-Local	[***]	[***]
Next 15,000,000 minutes-Local	[***]	[***]
All minutes above 25,000,000-Local	[***]	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges
Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information
Signature /s/ Greg Cisewski

Name (Printed) Greg Cisewski

Title VP Central Region	Date 9/1/05

Initial:
	T-Mobile (Customer)	Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order.

Neutral Tandem Confidential	7/13/2005	Page 1

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem

Service Order – Pricing Attachment Sheet

Service Description and Pricing for T-Mobile

Miami, Florida

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that [***]. All transit charges are charged to the originating LSP.

Recurring Charges

Transit Service	Neutral Tandem MSA Rate (per minute of use)
First 10,000,000 minutes	[***]
Next 15,000,000 minutes	[***]
All minutes above 25,000,000	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature /s/ Patrick Monroe

Name (Printed) Patrick Monroe

Title Director, S. Region Engineering	Date 3/4/05

Initial: JRB

            3/4/05

Neutral Tandem Confidential	3/3/2005	Page 1

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem	April 27, 2006
Service Order – Pricing Attachment Sheet

Service Description and Pricing for T-Mobile

Valid for LATA 224 in New Jersey

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that [***]. All transit charges are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes-Local	[***]
Next 15,000,000 minutes-Local	[***]
All minutes above 25,000,000-Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature /s/ Dave Mayo
Name (Printed) Dave Mayo
Title VP Eng. & Ops. Finance & Planning	Date 5/18/06

Initial:
	T-Mobile (Customer)	Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order.

Neutral Tandem Confidential

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

[1/25/2006]

Neutral Tandem

Service Order – Pricing Attachment Sheet

Service Order Exhibit 5 — New York

Service Description and Pricing

New York Market Pricing — ONLY

Transit Service

Neutral Tandem Transit Service is defined as a local or intraLATA call that [***]. All transit fees are charged to the originating LSP.

Recurring Charges

Tandem Switching Charges (per minute of use)	Neutral Tandem Tariff Rate	Neutral Tandem MSA Rate
- First 10,000,000 minutes	[***]	[***]
- Next 15,000,000 minutes	[***]	[***]
- Next 50,000,000 minutes	[***]	[***]
- Greater than 75,000,000 minutes	[***]	[***]

Optional LNP Query Charges
Per LNP Query	[***]	[***]

Dedicated Transport Charges	Neutral Tandem Tariff Rate	Neutral Tandem MSA Rate
Per DS1 (1st Five Miles)	[***]	[***]
Per DS1 (Each Additional Mile)	[***]	[***]

Trunk Group (1st Trunk Group)	[***]	[***]
Each Additional Trunk Group	[***]	[***]

Non-Recurring Charges
	Neutral Tandem Tariff Rate	Neutral Tandem MSA Rate
Service Order Fee	[***]	[***]
Reconfiguration Charge	[***]	[***]
Install Charge	[***]	[***]

Customer Information

Signature	/s/ Dave Mayo

Name (Printed)	Dave Mayo

Title	Vice President, Finance & Planning Engineering & Technical Operations

Date	02/11/05

Revised 2/10/2005

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem

Service Order – Pricing Attachment Sheet

Service Order Exhibit 6 — Connecticut

Service Description and Pricing

Connecticut Market Pricing — ONLY

Transit Service

Neutral Tandem Transit Service is defined as a local or intraLATA call that [***]. All transit fees are charged to the originating LSP. Neutral tandem’s transit service does not provide a billing clearinghouse function. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Tandem Switching Charges (per minute of use)	Per Minute Charge
- First 10,000,000 minutes	[***]
- Next 15,000,000 minutes	[***]
- All minutes above 25,000,000	[***]

Optional LNP Query Charges
Per LNP Query	[***]

Dedicated Transport Charges	Neutral Tandem Tariff Rate	Neutral Tandem MSA Rate
Per DS1 (1st Five Miles)	[***]	[***]
Per DS1 (Each Additional Mile)	[***]	[***]

Trunk Group (1st Trunk Group)	[***]	[***]
Each Additional Trunk Group	[***]	[***]

Non-Recurring Charges

	Neutral Tandem Tariff Rate	Neutral Tandem MSA Rate
Service Order Fee	[***]	[***]
Reconfiguration Charge	[***]	[***]
Install Charge	[***]	[***]

Customer Information

Signature	/s/ Dave Mayo

Name (Printed)	Dave Mayo

Title	Vice President, Finance & Planning Engineering & Technical Operations

Date	02/11/05

Revised 2/10/2005

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem	2/7/2007
Service Order – Pricing Attachment Sheet

Service Description and Pricing for T-Mobile

Valid for LATA 974 in Rochester, NY

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that [***]. All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes-Local	[***]
Next 15,000,000 minutes-Local	[***]
All minutes above 25,000,000-Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature /s/ Dave Mayo
Name (Printed) Dave Mayo
Title Vice President, Finance & Planning Engineering & Technical Operations	Date 02/09/07

Initial:
Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order.

Neutral Tandem Confidential

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem	1/25/2006
Service Order – Pricing Attachment Sheet

Service Description and Pricing for T-Mobile

Tampa, FL & Orlando, FL

Transit Service

Neutral Tandem Transit Service is defined as a local intraMTA or intraLATA call that [***]. All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes-Local	[***]
Next 15,000,000 minutes-Local	[***]
All minutes above 25,000,000-Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature /s/ Dave Mayo

Name (Printed) Dave Mayo

Title Vice President, Finance & Planning Engineering & Technical Operations	Date 2/25/06

Initial:
	T-Mobile (Customer)	Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed above on this Pricing Attachment sheet.

Neutral Tandem Confidential

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem	May 15, 2007
Service Order – Pricing Attachment Sheet

Service Description and Pricing for T-Mobile

Valid for all Neutral Tandem markets in Tennessee served by AT&T (fka Bell South)

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that originates from a designated LSP and terminates to authorized codes designated by Neutral Tandem. All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic

Recurring Charges

Transit Service	Neutral Tandem MSA Rate (per minute of use)
All local transit minutes	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature /s/ Dave Mayo
Name (Printed) Dave Mayo
Title Vice President, Finance & Planning Engineering & Technical Operations	Date 5/29/07

Initials:
Neutral-Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order.

Neutral Tandem Confidential	1

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Service Order to MSA with Neutral Tandem

Neutral Tandem

Service Order – Pricing Attachment Sheet

Service Description and Pricing for T-Mobile

Valid for all Neutral Tandem markets in Texas served by AT&T (formerly SBC) and Verizon.

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that originates from an on-net local service provider (LSP) and terminates to an on-net LSP via Neutral Tandem. All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

	SBC	Verizon
Transit Service	Neutral Tandem Local Transit Rate (per minute of use)	Neutral Tandem Local Transit Rate (per minute of use)
All local transit minutes	[***]	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)
Per DS1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature /s/ Dave Mayo

Name (Printed) Dave Mayo

Title Vice President, Finance & Planning Engineering & Technical Operations	Date 4/23/07

Initial:

Offer expires thirty (30) days from the date listed on the Service Order.

Neutral Tandem Confidential	3/29/2007	Page 1

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION

Neutral Tandem	June 12, 2007
Service Order – Pricing Attachment Sheet

Service Description and Pricing for T-Mobile

Valid for all Neutral Tandem markets in Washington served by Qwest and Verizon.

Transit Service

Neutral Tandem Transit Service is defined as a local, intraMTA or intraLATA call that originates from a designated LSP and terminates to authorized codes designated by Neutral Tandem. All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem MSA Rate in Qwest Regions (per minute of use)	Neutral Tandem MSA Rate in Verizon Regions (per minute of use)
All local transit minutes	[***]	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature /s/ Dave Mayo
Name (Printed) Dave Mayo
Title Vice President, Finance & Planning Engineering & Technical Operations	Date 6/21/07

Initials:
Neutral-Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order.

Neutral Tandem Confidential	1

***CONFIDENTIAL INFORMATION REDACTED AND SEPARATELY FILED WITH THE COMMISSION